DREYFUS PREMIER NEW YORK

MUNICIPAL BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940












Printed in U.S.A.                                          021/611SA985

                              SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                              NEW YORK MUNICIPAL

                                   BOND FUND
-------------------------------------------------------------------------------

                                 MAY 31, 1998

                                   (reg.tm)



DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus Premier New York Municipal Bond Fund for the six-month reporting period ended May 31, 1998 as shown in the following table:


                      ANNUALIZED

                     TOTAL RETURN*                  DISTRIBUTION RATE**
                    ----------------                -------------------
 Class A Shares           3.94%                           4.27%

 Class B Shares           3.67%                           3.97%

 Class C Shares           3.48%                           3.73%

Economic Review

  In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products. This resulted in a marked rise in business inventories that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation, since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the
direction   of   Federal   Reserve   Board   (the   "Fed"  ) monetary   policy.

  The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation, and the continued economic instability in Russia, have certainly contributed to the Fed's status quo policy in monetary matters, since the Fed is likely concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate
of   interest   banks  charge  each  other  for  the  use  of  Federal  Funds.)

  Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector, giving retailers some of their best months in a decade. In the early years of the current eight-year economic expansion, the retail portion of our economy at times had lagged, since consumers feared job insecurity and a resurgence of inflation. The buoyant stock market, low unemployment rate and absence of inflation, however, encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car
and    truck    sales    are    at    ten-year    highs.

  Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4% . The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Federal Reserve. The wage rate increase of 4.4%, noted above, compared to 3.7% and 3.1%
in   the   two   previous   years,  illustrates  the  upward  creep  of  wages.

  Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle, where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in the economy might be disturbed.

Market Environment

  The market environment for bonds has been very constructive. During the last six months, yields on long-term, high-grade tax-exempt bonds have declined marginally, while U.S. Treasury bond yields fell by over one-quarter of a percent. Certainly, it has been the uncertain impact of the Asian financial crisis that has kept the Fed from pushing rates higher despite strong domestic economic data. Spurred by the drop in rates, the issuance of new municipal securities surged during the last several months. In fact, the volume of new issuance in 1997 rose 20% over the previous year, marking it as one of the most prolific years of issuance in history. So far, 1998 is on course to eclipse last year's pace: through May, volume is up 50% from the previous year.

  We believe that it is still too early to draw any conclusions regarding how much the Asian crisis will impact the U.S. economy. Until a clearer picture emerges from Asia, we believe investors will continue to find fixed-income investments attractive. The still strong and expanding economy would normally be a cause for concern to inflation watchers. However, it is generally believed that the Fed will refrain from taking any interest rate actions that could exacerbate the Asian situation. We share this view. While the most recent economic and employment data have been indicative of a strengthening economy,
inflation    remains    quiescent.

  The fixed-income markets have now weathered the period of seasonal price weakness that results from large debt issuance. Traditionally, as summer approaches, the pressure from too much new-issue supply begins to abate. Given this fact and the reasons cited above, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation growth remains low, we don't anticipate the Fed reacting to strong employment and economic data by raising rates. Instead, we believe that the events in Asia, Russia and other emerging countries will be more influential.

Portfolio Overview

  The New York market clearly benefited from the record issuance that was brought to market over the past six months. As supply increased, we were given opportunities to enhance yield and quality. Issues that in the past would command a premium to the general market, are now trading on national levels. An ongoing problem for state-specific funds is finding investment diversity. The issuance of $3 billion by the Long Island Power Authority provided the market with a new name and the largest single issue of tax-exempt debt in history. The success of such a large issue clearly indicates how much ongoing demand is in the municipal market. We continue to look for opportunities that will enhance the portfolio's yield, and when weakness in the market presents itself, we have found value in the discount sector. The improvement in the New York State economy has resulted in credit rating improvements for the State and its appropriated debt, as well as for New York City. The portfolio has seen this upgrade translated into higher prices for the numerous state and city issues that it holds.

  Included with this report are financial statements relating to your Fund's holdings and its financial condition. We hope you find them informative.

               Very truly yours,


               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

June 18, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-New York residents.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized) , divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.



DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                             MAY 31, 1998 (UNAUDITED)

                                                                                                   Principal
Long-Term Municipal Investments--98.6%                                                              Amount             Value
-------------------------------------------------------                                           ----------          -------

New York--91.0%

Albany Industrial Development Agency, Lease Revenue:
  (New York State Assembly Building Project) 7.75%, 1/1/2010                                   $    1,450,000    $    1,579,050

  (New York State Department of Health Building Project) 7.25%, 10/1/2010                           1,425,000         1,614,995

Housing New York Corp., Local or Guaranteed Housing Revenue, Refunding

  5.50%, 11/1/2010                                                                                  2,650,000         2,742,830

Long Island Power Authority, Electric System General Revenue, Refunding

  5.50%, 12/1/2029                                                                                  5,110,000         5,168,356

Metropolitan Transportation Authority:

 Commuter Facilities Revenue:

    6.125%, 7/1/2014 (Insured; MBIA) (Prerefunded 7/1/2004) (a)                                     2,990,000         3,338,813

    5.70%, 7/1/2017 (Insured; MBIA)                                                                 5,895,000         6,230,367

  Transit Facilities Revenue:

    6%, 7/1/2016 (Insured; FSA)                                                                     3,000,000         3,260,700

    Refunding 5.375%, 7/1/2021                                                                      2,000,000         2,010,680

New York City:

  5.875%, 8/15/2016                                                                                 4,900,000         5,194,931

  6%, 2/15/2020                                                                                     4,500,000         4,762,035

  6.625%, 8/1/2025                                                                                  4,095,000         4,585,991

  6.625%, 8/1/2025 (Prerefunded 8/1/2005) (a)                                                         995,000         1,147,394

  Refunding:

    6.75%, 2/1/2009                                                                                 3,000,000         3,482,490

    5.25%, 8/1/2011                                                                                 2,500,000         2,557,925

    5.25%, 8/1/2017                                                                                 2,165,000         2,157,054

    6%, 8/1/2017                                                                                    3,000,000         3,216,780

    6%, 8/1/2021                                                                                    4,000,000         4,298,160

    5.875%, 8/1/2024                                                                                2,000,000         2,111,920

New York City Housing Development Corp., MFHR, Refunding 5.625%, 5/1/2012                           1,500,000         1,559,475

New York City Industrial Development Agency:

 Civic Facility Revenue:

    Lease Revenue, (College of Aeronautics Project) 5.45%, 5/1/2018                                 1,000,000         1,002,560

    (YMCA of Greater New York Project) 5.80%, 8/1/2016                                              1,000,000         1,050,990

  Electric Power & Light, Revenue, Refunding (Brooklyn Navy Yard Cogen Partners)

    5.65%, 10/1/2028                                                                                4,000,000         4,039,320

  Special Facility Revenue:

    (American Airlines Inc. Project) 6.90%, 8/1/2024                                                2,000,000         2,228,420

    (Northwest Airlines Inc.) 6%, 6/1/2027                                                          1,300,000         1,375,699

    (Terminal One Group Association Project) 6%, 1/1/2019                                           3,000,000         3,168,000

    (United Airlines Inc. Project) 5.65%, 10/1/2032                                                 1,265,000         1,283,418

New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue,

  Refunding 6%, 6/15/2010                                                                           4,100,000         4,616,067

New York State Dormitory Authority, Revenues:

 (Consolidated City University System):

    5.75%, 7/1/2009 (Insured; AMBAC)                                                                3,000,000         3,323,070

    6.30%, 7/1/2024 (Insured; AMBAC)                                                                  500,000           555,070

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                 MAY 31, 1998 (UNAUDITED)

                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount             Value
-------------------------------------------------------                                           ----------          -------

New York (continued)

New York State Dormitory Authority, Revenues (continued):

 (Consolidated City University System) (continued):

   Refunding:
       5.75%, 7/1/2007 (Insured; AMBAC)                                                        $    3,150,000    $    3,458,196

       5.35%, 7/1/2009 (Insured; FGIC)                                                              1,500,000         1,602,180

       5.50%, 7/1/2016 (Insured; AMBAC)                                                             2,200,000         2,287,978

       5.625%, 7/1/2016                                                                             4,000,000         4,250,840

  Health Hospital and Nursing Home:

    (Department of Health) 5.75%, 7/1/2017                                                          1,000,000         1,038,720

    (Ideal Senior Living Center Housing Corp.) 5.90%, 8/1/2026 (Insured; MBIA; FHA)                 1,000,000         1,060,840

    (Municipal Health Facilities Improvement Program) 5.50%, 5/15/2024 (Insured; FSA)               1,000,000         1,029,340

    Refunding (Wyckoff Heights Medical Center) 5.30%, 8/15/2021                                     2,400,000         2,402,904

  State University Educational Facilities, Refunding:

    5%, 5/15/2020 (Insured; MBIA)                                                                   2,500,000         2,457,425

    5.875%, 5/15/2011 (Insured; FGIC)                                                               5,000,000         5,609,300

    5.50%, 5/15/2013                                                                                1,500,000         1,597,905

    5.875%, 5/15/2017                                                                               2,000,000         2,210,140

New York State Energy Research and Development Authority, Electric Facilities
Revenue

  (Consolidated Edison Co. Project) 7.125%, 12/1/2029                                               5,000,000         5,716,450

New York State Environmental Facilities Corp., PCR (Pilgrim State Sewer Project

  6.30%, 3/15/2016                                                                                  3,000,000         3,343,320

New York State Housing Finance Agency, Revenue:

  Health Facilities, Refunding (New York City) 6%, 11/1/2007                                        4,000,000         4,370,880

  Housing Project Mortgage, Refunding 6.10%, 11/1/2015 (Insured; FSA)                               1,960,000         2,128,717

  Service Contract Obligation:

    6.25%, 9/15/2010                                                                                3,000,000         3,285,840

    Refunding:

       5.25%, 9/15/2011                                                                             2,000,000         2,042,200

       5.50%, 9/15/2018                                                                             4,000,000         4,065,640

New York State Medical Care Facilities Finance Agency, Hospital and Nursing Hom

 FHA Insured Mortgage Revenue:

    6.05%, 2/15/2015                                                                                3,000,000         3,207,120

    (Montefiore Medical Center) 5.75%, 2/15/2025 (Insured; AMBAC)                                     500,000           522,945

New York State Mortgage Agency, Homeownership Mortgage Revenue:

  8.05%, 4/1/2022                                                                                     145,000           153,285

  Refunding 6%, 4/1/2017                                                                            2,000,000         2,134,560

New York State Thruway Authority, Service Contract Revenue (Local Highway and
Bridge):

  5.75%, 4/1/2016                                                                                   3,000,000         3,118,560

  Refunding 6%, 4/1/2011                                                                            5,000,000         5,478,250

New York State Urban Development Corp., Revenue, Correctional Capital
Facilities:

  6.10%, 1/1/2011                                                                                   4,000,000         4,309,000

  5.375%, 1/1/2015                                                                                  2,850,000         2,882,860

  5.70%, 1/1/2016                                                                                   9,350,000         9,695,670

  Refunding 6.50%, 1/1/2011 (Insured; FSA)                                                          3,190,000         3,739,095

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                 MAY 31, 1998 (UNAUDITED)

                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount             Value
-------------------------------------------------------                                           ----------          -------
New York (continued)

Port Authority of New York and New Jersey, Special Obligation Revenue

  (JFK International Air Terminal) 5.75%, 12/1/2025 (Insured; MBIA)                            $    4,025,000    $    4,207,775

Rensselaer County Industrial Development Agency, IDR (Albany International
Corp.)

  7.55%, 6/1/2007 (LOC; Norstar Bank) (b)                                                           1,500,000         1,801,065

Triborough Bridge and Tunnel Authority:

 Refunding:

   Highway and Toll Revenue:

       6%, 1/1/2012                                                                                 2,000,000         2,256,700

       6.125%, 1/1/2021                                                                             2,000,000         2,332,080

    Lease Revenue (Convention Center Project) 7.25%, 1/1/2010                                       1,000,000         1,184,390

  Special Obligation 6.25%, 1/1/2012 (Insured; AMBAC)                                               4,000,000         4,298,480

United Nations Development Corp., Revenue, Refunding 5.50%, 7/1/2017                                1,865,000         1,870,166

Yonkers 5.50%, 9/1/2012 (Insured; FGIC)                                                             1,235,000         1,305,000

Yonkers Industrial Development Agency, Civic Facility Revenue

  (Saint Joseph's Hospital) 5.90%, 3/1/2008                                                         1,700,000         1,708,296

U.S. Related--7.6%

Guam Airport Authority, Airport Revenue 6.70%, 10/1/2023                                            2,000,000         2,194,080

Commonwealth of Puerto Rico:

  6%, 7/1/2026 (Prerefunded 7/1/2007) (a)                                                           5,000,000         5,686,650

  Refunding 5.50%, 7/1/2011                                                                         1,500,000         1,601,850

Puerto Rico Industrial Medical Educational and Environmental Pollution Control

 Facilities Financing Authority, HR, Refunding (Saint Luke's Hospital Project)

  6.25%, 6/1/2010                                                                                   1,100,000         1,182,368

Puerto Rico Public Buildings Authority, Revenue,

 Public Education and Health Facilities, Refunding

  5.70%, 7/1/2009 (Guaranteed; Commonwealth of Puerto Rico)                                         2,235,000         2,423,321

Virgin Islands Public Finance Authority, Revenue, Refunding 5.50%, 10/1/2014                        3,000,000         3,064,530

                                                                                                                   _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

  (cost $195,472,287)                                                                                              $209,979,471

                                                                                                                   =============


Short-Term Municipal Investment--1.4%
-------------------------------------------------------

New York;

New York State Energy Research and Development Authority, PCR, Refunding, VRDN

 (New York Electric and Gas Co.) 3.85% (LOC; Union Bank of Switzerland) (b,c)

  (cost $3,000,000)                                                                            $    3,000,000    $    3,000,000

                                                                                                                   =============

TOTAL INVESTMENTS--100.0%

  (cost $198,472,287)                                                                    .                         $212,979,471

                                                                                                                   =============



DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit

FGIC        Financial Guaranty Insurance Company                    MBIA        Municipal Bond Investors Assurance

FHA         Federal Housing Administration                                         Insurance Corporation

FSA         Financial Security Assurance                            MFHR        Multi-Family Housing Revenue

HR          Hospital Revenue                                        PCR         Pollution Control Revenue

IDR         Industrial Development Revenue                          VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (d)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________
AAA                                Aaa                               AAA                                 26.3%

AA                                 Aa                                AA                                    5.7

A                                  A                                 A                                    36.1

BBB                                Baa                               BBB                                  27.6

BB                                 Ba                                BB                                     .6

F1                                 Mig1                              SP1                                   1.4

Not Rated (e)                      Not Rated (e)                     Not Rated (e)                         2.3



                                                                                                         _______

                                                                                                        100.0%

                                                                                                         =======


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Bonds   which   are  prerefunded  are  collateralized  by  U.S.
     Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b)  Secured by letters of credit.

(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(d) Fitch currently provides creditworthiness information for a limited number of investments.

(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                  MAY 31, 1998 (UNAUDITED)

                                                                                                    Cost              Value
                                                                                                   _____________ _____________
ASSETS:                          Investments in securities--See Statement of Investments         $198,472,287      $212,979,471

                                 Cash                                                                                   825,422

                                 Interest receivable                                                                  3,687,654

                                 Receivable for shares of Beneficial Interest subscribed                                196,030

                                 Prepaid expenses                                                                        11,846

                                                                                                                   _____________

                                                                                                                    217,700,423

                                                                                                                   _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           98,448

                                 Due to Distributor                                                                      79,128

                                 Payable for investment securities purchased                                          4,545,017

                                 Payable for shares of Beneficial Interest redeemed                                     347,275

                                 Accrued expenses                                                                        61,441

                                                                                                                   _____________

                                                                                                                      5,131,309

                                                                                                                   _____________

NET ASSETS                                                                                                         $212,569,114

                                                                                                                   =============


REPRESENTED BY:                  Paid-in capital                                                                   $196,840,239

                                 Accumulated net realized gain (loss) on investments                                  1,221,691

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4                                                            14,507,184

                                                                                                                   _____________

NET ASSETS                                                                                                         $212,569,114

                                                                                                                   =============

                           NET ASSET VALUE PER SHARE

                          _____________________________

                                                                               Class A            Class B           Class C

                                                                              _____________      _____________     _____________
Net Assets                                                                    $131,495,249        $80,634,176          $439,689

Shares Outstanding                                                               8,641,128          5,297,697            28,890

NET ASSET VALUE PER SHARE                                                           $15.22             $15.22            $15.22

                                                                                   ========           ========           ========



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS             SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $5,782,560

EXPENSES:                        Management fee--Note 3(a)                                        $   579,471

                                 Shareholder servicing costs--Note 3(c)                               331,742

                                 Distribution fees--Note 3(b)                                         203,331

                                 Professional fees                                                     29,492

                                 Registration fees                                                     11,627

                                 Custodian fees                                                        10,762

                                 Prospectus and shareholders' reports                                   7,575

                                 Trustees' fees and expenses--Note 3(d)                                 7,091

                                 Loan commitment fees--Note 2                                           1,330

                                 Miscellaneous                                                         12,246

                                                                                                   ___________

                                    Total Expenses                                                                    1,194,667

                                                                                                                     ___________

INVESTMENT INCOME--NET                                                                                                4,587,893

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                           $1,244,114

                                 Net unrealized appreciation (depreciation) on investments          2,072,606

                                                                                                   ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                3,316,720

                                                                                                                     ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $7,904,613

                                                                                                                     ===========



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Six Months Ended          Year Ended

                                                                                         May 31, 1998            November 30,

                                                                                         (Unaudited)                1997

                                                                                        ________________     ________________
________________
__

OPERATIONS:

   Investment income--net                                                               $    4,587,893        $    9,612,489

   Net realized gain (loss) on investments                                                   1,244,114             3,300,843

   Net unrealized appreciation (depreciation) on investments                                 2,072,606             1,895,811

                                                                                          _____________         _____________

          Net Increase (Decrease) in Net Assets Resulting from Operations                    7,904,613            14,809,143

                                                                                          _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares                                                                      (2,947,932)           (6,295,888)

       Class B shares                                                                      (1,635,415)           (3,305,195)

       Class C shares                                                                          (4,546)              (11,406)

   Net realized gain on investments:

       Class A shares                                                                      (2,048,335)             (589,099)

       Class B shares                                                                      (1,272,846)             (311,285)

       Class C shares                                                                          (1,346)               (2,253)

                                                                                          _____________         _____________

          Total Dividends                                                                  (7,910,420)          (10,515,126)

                                                                                          _____________         _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares                                                                        8,348,362             7,608,273

       Class B shares                                                                        5,251,804             7,753,909

       Class C shares                                                                          358,143                40,520

   Dividends reinvested:

       Class A shares                                                                        3,427,028             4,814,789

       Class B shares                                                                        2,241,335             2,697,892

       Class C shares                                                                            3,286                 3,651

   Cost of shares redeemed:

       Class A shares                                                                       (9,095,151)          (25,958,621)

       Class B shares                                                                       (6,989,427)          (13,048,898)

       Class C shares                                                                          (10,000)             (526,877)

   Net assets received in connection with reorganization--Note 1                               --                 14,070,924

                                                                                          _____________         _____________

          Increase (Decrease) in Net Assets from Beneficial Interest Transactions            3,535,380           (2,544,438)

                                                                                          _____________         _____________

             Total Increase (Decrease) in Net Assets                                         3,529,573             1,749,579

NET ASSETS:

   Beginning of Period                                                                     209,039,541           207,289,962

                                                                                          _____________         _____________

   End of Period                                                                          $212,569,114          $209,039,541

                                                                                          =============         =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                   Shares

                                                                                      ____________________________________

                                                                                       Six Months Ended

                                                                                         May 31, 1998           Year Ended

                                                                                          (Unaudited)        November 30, 1997

                                                                                       ________________       ________________
__

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________

   Shares sold                                                                                550,438               515,255

   Shares issued in connection with reorganization--Note 1                                      --                  308,412

   Shares issued for dividends reinvested                                                     226,575               324,141

   Shares redeemed                                                                           (598,818)           (1,748,284)

                                                                                          ___________           ___________

                    Net Increase (Decrease) in Shares Outstanding                             178,195              (600,476)

                                                                                          ===========           ===========


   Class B

   ________

   Shares sold                                                                                345,881               523,936

   Shares issued in connection with reorganization--Note 1                                     --                   658,559

   Shares issued for dividends reinvested                                                     148,154               181,383

   Shares redeemed                                                                           (460,533)             (877,393)

                                                                                          ___________           ___________

                    Net Increase (Decrease) in Shares Outstanding                              33,502               486,485

                                                                                          ===========           ===========

   Class C

   ________

   Shares sold                                                                                 23,610                 2,717

   Shares issued in connection with reorganization--Note 1                                        --                  6,355

   Shares issued for dividends reinvested                                                         217                   247

   Shares redeemed                                                                               (656)              (36,061)

                                                                                          ___________           ___________

                    Net Increase (Decrease) in Shares Outstanding                              23,171               (26,742)

                                                                                          ===========           ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                       Class A Shares

                                                          _____________________________________________________________________
__________________

                                                        Six Months Ended

                                                           May 31, 1998                 Year Ended November 30,

                                                                         _______________________________________________________

PER SHARE DATA:                                           (Unaudited)     1997        1996       1995        1994       1993

                                                          __________     ______     ______      ______      ______     ______

   Net asset value, beginning of period                    $15.22       $14.94      $14.93     $13.01      $14.97      $13.97

                                                            ______       ______     ______      ______      ______     ______

   Investment Operations:

   Investment income--net                                     .34          .71         .73        .75         .75         .80

   Net realized and unrealized gain (loss)
       on investments                                         .24          .35         .01       1.92       (1.86)       1.00

                                                            ______       ______     ______      ______      ______     ______

   Total from Investment Operations                           .58         1.06         .74       2.67       (1.11)       1.80

                                                            ______       ______     ______      ______      ______     ______

   Distributions:

   Dividends from investment income--net                     (.34)        (.71)       (.73)      (.75)       (.75)       (.80)

   Dividends from net realized gain on investments           (.24)        (.07)         --         --        (.10)         --

                                                            ______       ______     ______      ______      ______     ______

   Total Distributions                                       (.58)        (.78)       (.73)      (.75)       (.85)       (.80)

                                                            ______       ______     ______      ______      ______     ______

   Net asset value, end of period                          $15.22       $15.22      $14.94     $14.93      $13.01      $14.97

                                                            ======       ======     ======      ======      ======     ======


TOTAL INVESTMENT RETURN(1)                                 7.90%(2)       7.31%       5.17%      20.93%      (7.76%)    13.16%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                  .94%(2)        .92%       .92%        .94%         .89%       .78%

   Ratio of net investment income
       to average net assets                               4.55%(2)       4.78%      4.99%       5.27%        5.25%      5.41%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager                        --               --         --        --       .04%      .18%

   Portfolio Turnover Rate                                23.93%(3)       74.84%    53.74%      74.11%        31.76%    19.55%

   Net Assets, end of period (000's Omitted)            $131,495       $128,811  $135,413    $146,207      $137,978  $164,046
-----------------------------

(1)  Exclusive of sales load.

(2)  Annualized.

(3)  Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Class B Shares

                                                          _____________________________________________________________________

                                                         Six Months Ended

                                                           May 31, 1998                  Year Ended November 30,

                                                                            ___________________________________________________

PER SHARE DATA:                                           (Unaudited)        1997       1996       1995       1994     1993(1)

                                                          __________        ______     ______     ______    ______     ______

   Net asset value, beginning of period                   $15.22           $14.94    $14.93     $13.02     $14.97     $14.04

                                                            ______          ______     ______     ______    ______     ______

   Investment Operations:

   Investment income--net                                    .31              .63       .65        .67        .67        .62

   Net realized and unrealized gain (loss)
       on investments                                        .24              .35       .01       1.91      (1.85)       .93

                                                            ______          ______     ______     ______    ______     ______

   Total from Investment Operations                          .55              .98       .66       2.58      (1.18)      1.55

                                                            ______          ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net                    (.31)            (.63)     (.65)      (.67)      (.67)      (.62)

   Dividends from net realized gain on investments          (.24)            (.07)       --        --      (.10)          --

                                                            ______          ______     ______     ______    ______     ______

   Total Distributions                                      (.55)            (.70)     (.65)      (.67)      (.77)      (.62)

                                                            ______          ______     ______     ______    ______     ______

   Net asset value, end of period                         $15.22           $15.22    $14.94     $14.93     $13.02     $14.97

                                                           ======          ======     ======     ======    ======     ======


TOTAL INVESTMENT RETURN(2)                                 7.36%(3)          6.77%      4.61%    20.20%    (8.20%)  12.78%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                 1.45%(3)          1.44%      1.44%     1.46%     1.44%   1.34%(3)

   Ratio of net investment income
       to average net assets                               4.04%(3)          4.26%      4.45%     4.72%     4.70%   4.41%(3)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager                    --                --         --        --       .04%    .16%(3)

   Portfolio Turnover Rate                                23.93%(4)         74.84%     53.74%    74.11%    31.76%  19.55%

   Net Assets, end of period (000's Omitted)            $80,634           $80,142    $71,392   $66,873   $52,970  $45,101
-----------------------------

(1) From January 15, 1993 (commencement of initial offering) to November 30, 1993.

(2)  Exclusive of sales load.

(3)  Annualized.

(4)  Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                              Class C Shares

                                                                            _______________________________________________

                                                                           Six Months Ended

                                                                             May 31, 1998            Year Ended November 30,

                                                                                                   ___________________________

PER SHARE DATA:                                                               (Unaudited)        1997        1996      1995(1)

                                                                          ________________      _______     _______    _______
   Net asset value, beginning of period                                       $15.23           $14.95     $14.93      $14.61

                                                                               ______           ______      ______     ______

   Investment Operations:

   Investment income--net                                                        .29              .60        .62         .14

   Net realized and unrealized gain (loss)
       on investments                                                            .23              .35        .02         .32

                                                                               ______           ______      ______     ______

   Total from Investment Operations                                              .52              .95        .64         .46

                                                                               ______           ______      ______     ______

   Distributions:

   Dividends from investment income--net                                        (.29)            (.60)      (.62)       (.14)

   Dividends from net realized gain on investments                              (.24)            (.07)        --          --

                                                                               ______           ______      ______     ______

   Total Distributions                                                          (.53)            (.67)      (.62)       (.14)

                                                                               ______           ______      ______     ______

   Net asset value, end of period                                             $15.22           $15.23     $14.95      $14.93

                                                                               ======           ======      ======     ======


TOTAL INVESTMENT RETURN(2)                                                     6.98%(3)            6.50%      4.43%   14.19%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                                     1.63%(3)            1.69%      1.59%    1.74%(3)

   Ratio of net investment income to average net assets                        3.65%(3)            4.08%      3.98%    4.00%(3)

   Portfolio Turnover Rate                                                    23.93%(4)           74.84%     53.74%   74.11%

   Net Assets, end of period (000's Omitted)                                   $440                 $87       $485       $1
-----------------------------

(1) From September 11, 1995 (commencement of initial offering) to November 30, 1995.

(2)  Exclusive of sales load.

(3)  Annualized.

(4)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier New York Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 (" Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

  On October 31, 1996, the Fund' s Board of Trustees approved, subject to approval by the shareholders of the New York Series of the Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-New York Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-New York Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-New York Series on March 25, 1997, and was consummated after the close of business on April 1, 1997 at which time 350,532 Class A shares valued at $12.71 per share, 748,013 Class B shares valued at $12.73 per share, and 7,218 Class C shares valued at $12.73 per share, representing combined net assets of $14,070,924 (including $27,912 net unrealized appreciation on investments) were exchanged by DPIMBF-New York Series for the respective number of Class A, Class B and Class C shares of the Fund.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class
C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,677 during the period ended May 31, 1998 from commissions earned on sales of the Fund's shares.

  (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 1998, Class B and Class C shares were charged $202,398 and $933, respectively, pursuant to the Distribution Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of
 . 25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1998, Class A, Class B and Class C shares were charged $161,886, $101,199 and $311, respectively, pursuant to the Shareholder Services Plan.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $52,581 pursuant to the transfer agency agreement.

  (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1998, amounted to $50,740,800 and $49,488,739 respectively.

  At May 31, 1998, accumulated net unrealized appreciation on investments was $14,507,184, consisting of $14,563,268 gross unrealized appreciation and $56,084 gross unrealized depreciation.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).